PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD NEW YORK
Flexible Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for Prudential FlexGuard New York Index-Linked Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, investment options, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLNJ-FlexGuard-NY-STAT.  You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix E”, “Financial Intermediary Variations” of the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This Annuity is only offered for sale in the State of New York.

This Updating Summary Prospectus incorporates by reference the Prudential FlexGuard New York statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PLNJFGNYPROS-USP

GLOSSARY OF TERMS

Many terms used within this Updating Summary Prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.

Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Options (including the Holding Account) and the Transfer Account on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.

Allocation Option: A Variable Option, Index Strategy, or other option we make available as of any given time to which Account Value may be allocated.

Buffer: The Buffer limits the amount of negative Index Credit that may be applied to the Index Strategy Base on any Index Strategy End Date. Any negative Index Return in excess of the Buffer reduces the Account Value. The Buffer may vary by Index and Index Strategy Term subject to the minimum Buffer level of 10%.

Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. For the Point-to-Point with Cap and Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate, as applicable, equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, 4.00% for a one-year Index Strategy Term with a 20% Buffer and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, 13.50% for a three-year Index Strategy Term with a 15% Buffer and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with 30% Buffer. For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Rate equals 30% for a six-year Index Strategy with a 10% Buffer and 24% for a six-year Index Strategy with a 20% Buffer.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn. The CDSC may also be referred to as a Surrender Charge in this prospectus.

Holding Account: A Variable Option we make available and designate as such. You may allocate all or part of your initial Purchase Payment(s) to the Holding Account. The Holding Account may also be used for subsequent Purchase Payments received between Index Anniversaries so long as you provided no other instructions for the Purchase Payment in any other available Variable Options.

Index (Indices): The underlying Index associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.

Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.

Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time. You do not invest directly in an Index.

Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal reduced the Interim Value.

Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.

Index Strategy Start Date: The first day of an Index Strategy Term.

Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.

Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.

May 1, 2026Updating Summary Prospectus 1

Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section of the statutory prospectus) and is used when a withdrawal, death benefit payment, Annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply as described in the Index Strategies Prospectus.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy and Participation Rate with Cap Index Strategy.

Performance Lock: A feature for an Annuity that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of the statutory prospectus for additional information.

Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.

Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.

Portfolio: An underlying mutual fund, or series thereof, in which a Sub-account of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any applicable fees, charges or Tax Charges prior to allocation to the Allocation Options you select, or the Holding Account for Purchase Payments received between Index Anniversary Dates.

Registered Separate Account: Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Options. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.

Transfer Account: An account we make available and designate as such for use with the allocation of the Initial Purchase Payment(s) and any Purchase Payments received within the Transfer Account Period. The Transfer Account is available for a period of time ending upon the expiration of the Transfer Account Period or the Index Effective Date, whichever occurs first. No interest accrues or is paid on funds in the Transfer Account. No charges are applicable on funds in the Transfer Account. Transfer Account assets are held in the Pruco Life of New Jersey General Account.

Transfer Account Period: A time period beginning on the date your application is signed and ending 45 calendar days later.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Variable Option: A division of the Registered Separate Account. A Variable Option also may be referred to in this prospectus and the Annuity as a Variable Sub-account, Variable Investment Sub-account, or Sub-account.

May 1, 2026Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT

Please see below for a summary of changes that have been made to the contract since the date of the last statutory prospectus, May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract and not all changes may be applicable to you.

Addition of the  Nasdaq 100®, Price Return (NDX) Index

The Nasdaq-100® is a globally recognized index of 100 of the most innovative large-cap companies listed on the Nasdaq Stock Market®

Addition of the Russell 2000®, Price Return (RUT) Index

Russell 2000®, Price Return (RUT): The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000 Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.

Addition of the Step Rate Index Strategy

Step Rate Index Strategy: The Step Rate is the declared rate that may be credited to an Index Strategy for any given Index Strategy Term. If the Index Return is zero or positive, then the Index Credit is equal to the Step Rate. For example, assuming a Step Rate of 9.5% and an Index Return of 4% (which is positive and less than the Step Rate), the Index Credit is 9.5% which is the Step Rate. Assuming the Step Rate is 9.5% and the Index Return is 20% (which is positive and greater than the Step Rate), the Index Credit is 9.5% which is the Step Rate.

For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.

Addition of the Participation Rate with Cap index Strategy

Participation Rate with Cap Index Strategy: The Participation Rate with Cap Index Strategy applies a percentage to any positive Index Return, subject to a maximum level of the Cap Rate, that may be credited to the Index Strategy at the Index Strategy End Date for any given Index Strategy Term. If the Index Return is positive, the Index Credit is equal to the Index Return multiplied by the Participation Rate up to the Cap Rate. For example, assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 75%, the Index Credit would be 130% of 75% or 97.5% (which is less than the Cap Rate) so your account is credited 97.5%. If the Index Return is 125% under the same assumptions, the Index Credit would be calculated by first multiplying 130% of 125%, which is 162.5% (which is greater than the Cap Rate) so your account is credited 100%.

For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer. The Guaranteed Minimum Participation Rate equals 100%

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Surrender Charges: If you withdraw money from the Annuity within 6 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is    7.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the last Purchase Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal. Losses from surrender charges will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
For more information on surrender charges and Interim Value adjustments, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Interim Value adjustments, you may also be charged for additional copies of reports. For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, Step Rate, or Participation Rate, as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1)	1.30%(1)
	Portfolio Company fees and expenses	0.57%	1.25%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.
(1)Insurance Charge. A percentage of the net assets of the Variable Options. For Purchase Payments equal to or greater than $1,000,000, the charge will be 1.20%.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $1,912	Highest Annual Cost $2,601
	Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No sales charges No subsequent Purchase Payments, transfers or withdrawals	Assumes: Investment of $100,000 5% annual appreciation Most expensive Portfolio fees and expenses No sales charges No subsequent Purchase Payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the “Fee Table” and "Charges and Adjustments" sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 5

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Annuity. Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Annuity, is: 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; and 70% loss for a 30% Buffer.
For the Variable Options, you take all the investment risk for amounts allocated to the Variable Options, which invest in    the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much    your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment    can vary depending on the performance of the Portfolio, which has its own unique risks.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Is this a Short-Term Investment?

No.
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Amounts withdrawn from the Annuity may result in surrender charges, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. If the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Holding Account. Amounts in the Holding Account may be transferred to an Index Strategy or the available Variable Options on the next Index Anniversary Date.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Contract", "Charges and Adjustments",  and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 6

Risks
What are the Risks Associated with the Investment Options?

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Index Strategies, and the Variable Options. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
For Variable Options:
You take all the investment risk for amounts allocated to the Variable Options, which invest in    the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much    your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. We do not guarantee the    investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment    can vary depending on the performance of the Portfolio, which has its own unique risks. We reserve the right to remove or substitute the Portfolios and close the Variable Options to new investment.
For the Index Strategies:

  The Cap Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:

  Point-to-Point with Cap Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.

  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term.

  Step Rate Index Strategy. Assuming a Step Rate of 9% and an Index Return of 20% (which is greater than the Step Rate), we will apply a 9% Index Credit at the end of the Index Strategy Term.

  Participation Rate with Cap Index Strategy. Assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 125%, the Index Credit would be 130% of 125% or 162.5% (which is greater than the Cap Rate), we will apply a 100% Index Credit at the end of the Index Strategy Term.

  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.

  There may be losses due to surrender charges, negative Interim Value adjustments, and taxes and tax penalties.

Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index.  These factors will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Annuity is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date.

  Account Value in the Variable Options  may be transferred to an Index Strategy only on an Index Anniversary Date.

  Voluntary transfers of Account Value from Index Strategies to Variable Options are not permitted at any time.

We reserve the right to:

  Remove or substitute Portfolios and close the Variable Options,

  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future),

  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Participation Rate, Tier Level, Step Rate, and Buffer, as applicable, subject to any minimum guarantees, and

  Substitute the Index of an Index Strategy during its Index Strategy Term.

We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page of  the statutory prospectus for additional information.
For more information on investment and transfer restrictions, please refer to the “Principal Risks of Investing in the Contract”, “Investment Options”, “General Description of Contracts – Transfer and Reallocation Guidelines”, “What are the Separate Accounts”, “Financial Professional Permission to Forward Transaction Instructions”, and “Appendix A” sections of  the statutory prospectus.

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Restrictions
Are there any Restrictions on Contract Benefits?

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page of  the statutory prospectus  for additional information.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new Contract, rather than continue to own your existing Contract.
For more information on exchanges, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 8

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page of   the statutory prospectus  for additional information.

Variable Options

The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/PLNJ-FlexGuard-NY-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Annuity may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	MFS® International Growth Portfolio - Service Class♦ Massachusetts Financial Services Company	1.13%	20.81%	6.80%	9.60%
Fixed Income	MFS® Total Return Bond Series - Service Class♦ Massachusetts Financial Services Company	0.78%	6.94%	-0.09%	2.38%
Allocation	MFS® Total Return Series - Service Class♦ Massachusetts Financial Services Company	0.86%	10.91%	6.16%	7.36%
Equity	MFS® Value Series - Service Class♦ Massachusetts Financial Services Company	0.94%	12.77%	9.69%	9.77%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III PGIM Fixed Income	0.57%	3.79%	2.87%	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

Index-Linked Options

The following is a list of Index Strategies currently available under the Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.prudential.com/flexguardny-rates.

Note: If amounts are removed from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term.

See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the prospectus for more information about Interim Value adjustments.

May 1, 2026Updating Summary Prospectus 9

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Point-to-Point with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%

May 1, 2026Updating Summary Prospectus 10

MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
Nasdaq-100[1]	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
Russell 2000[1]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
Nasdaq-100[1]	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
Russell 2000[1]	U.S Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%

May 1, 2026Updating Summary Prospectus 11

Participation Rate with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate:100%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%

May 1, 2026Updating Summary Prospectus 12

Step Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Index Strategy	10% Buffer	Minimum Step Rate: 5%
Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 30%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 27%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 24%

1This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 70% (with 30% buffer) to 90% (with 10% buffer).

•	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

○	For Point-to-Point with Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.

○	For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer and the Guaranteed Minimum Participation Rate equals 100%.

○	For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

May 1, 2026Updating Summary Prospectus 13

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000239095; C000264451	PLNJFGNYPROS-USP